                                                                 Exhibit 10.19

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                      SECOND AMENDMENT OF COLLABORATION AND
                                LICENSE AGREEMENT

         This Second Amendment of Collaboration and License Agreement (the "Second Amendment"), effective as of December 20, 2000, is made by and between Becton, Dickinson and Company, a corporation organized and existing under the laws of New Jersey and having its principal office at 1 Becton Drive, Franklin Lakes, New Jersey 07417 ("Becton Dickinson"), and Millennium Predictive Medicine, Inc., a corporation organized and existing under the laws of Delaware and having its principal office at One Kendall Square, Cambridge, Massachusetts 02139 ("MPMx").

         WHEREAS, Becton Dickinson and MPMx are parties to a certain Collaboration and License Agreement dated February 21, 1999 (the "Agreement");

         WHEREAS, in accordance with Section 2.8(a) of the Agreement, the Joint Steering Committee (as defined in the Agreement) has agreed upon an adjustment to the Year [**] Milestone (as defined in the Agreement); and

         WHEREAS, Becton Dickinson and MPMx desire to confirm the adjustment to the Year [**] Milestone;

         NOW, THEREFORE, Becton Dickinson and MPMx agree as follows:

         1. Exhibit C to the Agreement is hereby deleted in its entirety and the attached Exhibit C is hereby substituted in lieu thereof.

         2. All other terms and conditions of the Agreement shall remain in full force and effect. Further, the consent pertaining to the Agreement dated October 20, 2000 shall remain in full force and effect.

         In WITNESS WHEREOF, Becton Dickinson and MPMx have executed this Second Amendment as of the date first set forth above.

BECTON, DICKINSON AND COMPANY

By:      /s/ VINCENT A. FORLENZA
         -----------------------------
         Vincent A. Forlenza, Senior Vice President Technology,
         Strategy and Development

MILLENNIUM PREDICTIVE MEDICINE, INC.

By:      /s/ KENNETH J. CONWAY
         -----------------------------
         Kenneth J. Conway, President

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT C

                               YEAR [**]MILESTONE


 a.      Year [**] Milestone Composition.

         i. The Year [**] Milestone consists of [**], all more fully described below. Successful achievement of the Year [**] Milestone by MPMx shall occur once it has been determined that all the requirements for each component ("Requirements") have been met by [**].

        ii. Specific Components of the Year [**] Milestone.

            (a) [**]

                (i) The Requirements for fulfilling the [**] component (collectively, the "[**] Requirement") shall consist of subsections(a)(ii),
(a)(iii), (a)(iv) and (a)(v) below.

               (ii) At least [**] of the research projects ("Research Projects") identified below shall meet the requirements applicable to such Research
Projects:

               (A) [**] MPMx will [**] and will have [**].

               (B) [**] MPMx will [**] and will have [**].

               (C) [**] MPMx will [**] and will have [**].

               (D) [**] MPMx will [**] will be [**].

               (E) [**] MPMx will [**] will be [**].

               (F) [**] MPMx shall [**] will be [**].

             (iii) The Research Projects meeting the requirements applicable to such Research Projects identified in subsection (a)(ii) shall include [**].

              (iv) For all of the Research Projects (on a combined basis), the research [**] described in the Research Plans for such Research Projects shall [**] agreed to by the Joint Steering Committee for such Research Projects.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                (v) For all of the Research Projects (on a combined basis), [**] set forth in the Research Plans shall [**] agreed to by the Joint Steering Committee for the Research Plans for such Research Projects.

            (b) [**]

                (i) The Requirements for fulfilling the [**]component (collectively, the [**] Requirement") shall consist of subsections (b)(ii) and
(b)(iii) below.

               (ii) [**] under the Research Program have been [**].

              (iii) [**] under the Research Program have, [**].

            (c) [**]

                (i) The Requirements for fulfilling the [**] component ([**] Requirement") shall consist of subsections (c)(ii) and (c) (iii) below.

               (ii) Becton Dickinson will provide MPMx with [**]. No later than [**], the Parties shall by mutual agreement (a) [**] of the [**] for the Product Areas listed below; or (b) agree to [**]; or (c) agree to [**]. Specifically, [**] for purposes of subsection (c)(iii) below shall [**].

              (iii) In the event that the [**], and provided further that [**] that are estimated to provide [**]

               (iv) For purposes of subsections (c)(ii) and (c)(iii) only (and for no other purpose of the Agreement), [**] under the Agreement [**]

                 b. Adjustments to the Year [**] Milestone Notwithstanding anything to the contrary in this Exhibit C, as a condition precedent to MPMx's timely performance of its obligations with respect to the [**] as described in each Research Plan [**] for such Requirements [**].


                                                        -3-